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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): November 14, 2001


                                  iVillage Inc.
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware               000-25469                    13-3845162
      -------------------      -----------------          ---------------------
        (State or other        (Commission File               (IRS Employer
        jurisdiction of            Number)                 Identification No.)
         organization)





500-512 Seventh Avenue, New York, New York                        10018
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (212) 600-6000



--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)



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Item 5.  Other Events

         On November 14, 2001, iVillage Inc. ("iVillage") issued a press release updating its previously issued guidance for fourth quarter 2001 and fiscal year 2002 financial results and announcing a reduction in its workforce. A copy of iVillage's press release announcing these events is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

                  99.1 Press Release dated November 14, 2001 regarding iVillage Inc.'s update of its previously issued guidance for fourth quarter 2001 and fiscal year 2002 financial results and announcement of a reduction in its workforce.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      iVillage Inc.
                                      (Registrant)

   Date:  November 14, 2001           By:  /s/ Scott Levine
                                           ------------------------------------
                                           Scott Levine
                                           Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibits
--------

99.1 Press Release dated November 14, 2001 regarding iVillage Inc.'s update of its previously issued guidance for fourth quarter 2001 and fiscal year 2002 financial results and announcement of a reduction in its workforce.